ION Earnings Call – Q4 2011 Earnings Call Presentation February 16, 2012 Exhibit 99.2

Earnings Call Introduction
Corporate Participants & Contact Information
CONTACT INFORMATION
If you have technical problems during the call, please contact DRG&L at 713 529 6600.
If you would like to listen to a replay of today's call, it will be available via webcast in the Investor
Relations section of the Company's website - www.iongeo.com for approximately 12 months.
BRIAN HANSON
Chief Executive Officer
GREG HEINLEIN
Chief Financial Officer

Earnings Call Introduction
FORWARD-LOOKING STATEMENTS
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.
Actual results may vary fundamentally from those described in these forward-looking statements.
All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.
These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

West Texas Intermediate Crude Oil Price
dollars per barrel
125
100
75
50
25
0
projections
2009
2010
2011
2012
2013
Source: Short-Term Energy Outlook

Market Outlook
Oil Prices

• Expect oil prices to remain in the $80 - $100 range, supporting continued
frontier exploration in challenging environments, including deepwater and
Arctic.
• Expect natural decline of large global oil reserves.

Natural Gas Henry Hub Spot Price ($/mcf)
dollars per thousand cubic feet
10.0
7.5
5.0
2.5
0.0
projections
2009
2010
2011
2012
2013
eia
Source: Short-Term Energy Outlook

Market Outlook
Natural Gas Prices

• Expect depressed natural gas prices to cause shift to liquids in North America.
• Creating increased pressure on shale operators to locate, complete and produce shale gas more efficiently.

140
120
100
80
60
40
20
0
Vessel Count
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Kilometers
2005
2006
2007
2008
2009
2010
2011
2012E
83
97
106
122
118
118
125
131
3625
4258
5492
5910
5348
6542
6759
7135
50
55
63
80
74
86
92
96
33
42
43
42
44
32
33
35
2D
3D
Streamer Length

2D – One streamer 3D – Two or more streamers
Streamer length – Aggregate kilometers measured from vessel connection to end of streamer

Market Outlook
Marine Seismic -- Towed Streamer

Source: ODS Petrodata, Company Analysis
• Seismic fleet expected to grow, with majority of new vessels 3D.
• Expect streamer count and length to continue to increase with market move to higher-end 12- to 14-streamer vessels.

1200
1000
800
600
400
200
0
Acquisition Spend $mm
2006
2007
2008
2009
2010
2011
+ 150%
Exploration
Reservoir
Unknown

• Seabed spending has increased 150%, driven by need for higher resolution imaging.
• Seeing increased OBC activity for 3D/4D surveys.
Source: ODS Petrodata, Company Analysis
Market Outlook
Marine Seismic – Ocean Bottom Cable

Market Outlook
Summary

• Land equipment spending slowly
improving.
• North American shale-based seismic
equipment spending may be negatively
impacted in 2012.
• Trend toward larger land surveys and
increased channel count, requiring higher
resolution images in the Middle East.

Market Outlook
Summary

• Expanding exploration cycle.
• Continued growth in global shale
exploration and production.
• Continued E&P investment in frontier
exploration.
• Slow recovery of land seismic.

ION Areas of Focus
Challenging Environments
Arctic, Shallow/Obstructed Water, Transition Zone and Desert
Complex Geologies
Subsalt, Sub Basalt, Thrust Belt and Carbonates
Unconventional Reservoirs
Shales, Tight Gas and Oil Sands
Basin Exploration
BasinSPAN™
Data Library

2011 Highlights

• Systems segment revenues increased 34%,
including 12-streamer sale to BGP.
• Continued BasinSPAN traction in Arctic,
Brazil, East and West Africa.
• Good progress on ResSCAN
TM
3D multi-
client acquisitions in Marcellus shale.
• Record Solutions backlog of $134M.
• Record multi-client investment in 2011 -
$144M.
• Continued improving GOM trends.
• Expect profitable INOVA Q4 results.

ION delivers fourth quarter diluted EPS of $0.15 on net income of $23 million (excluding special items).
Consolidated revenues of $160 million for the fourth quarter consistent with the prior year period.
Systems revenues of $67 million for Q4 increased 58% over the prior period due to continued strong demand for marine towed streamer equipment.
Solutions revenues of $83 million for Q4 decreased 22% compared to the prior period.
– New venture revenues increased more than 60% for Q4 related to projects in the North American shales, East Africa and the Arctic.
– Data library revenues decreased 54% for Q4 compared to the prior-year, which included exceptionally strong data library sales in Q4 2010.
– Data processing revenues decreased 10% for Q4 compared to the prior-year attributable to the lagging effects of the Gulf of Mexico oil spill.
– Solutions backlog reached a record level of $134 million due to increased demand for data processing services.
Software segment revenues of $9 million for Q4 were essentially flat compared to the prior-year period with a steady stream of software subscription sales.
– Total of 51 Orca
®
installations as of year end.
Strong momentum heading into 2012.

Q4 2011 Highlights

500
400
300
200
100
-
$ Millions
2010
2011

500
400
300
200
100
-
$ Millions
Up 6%
2010
2011

Financial Overview Year-over-Year Revenue Comparison Including Legacy Land Systems Excluding Legacy Land Systems Software Systems Solutions 13

$ Millions
180
160
140
120
100
80
60
40
20
-
2010
2011
Up 34%

Systems Segment Financial Overview Revenue by Type Towed Streamer Equipment Other 14

Down 5%
300
250
200
150
100
50
-
$ Millions
2010
2011

175
150
125
100
75
50
25
-
$ Millions
2010
2011
2012

Solutions Segment
Financial Overview
Revenue by Type Multi-client Investments
Solutions Backlog
Q4 2011                                             $134 M
Actual Investment
Data
Processing
Data
Libraries
New
Ventures
Q2 2011                               $117 M

Q3 2011                       $106 M
Q4 2010        $81 M
$150 M
$130 M

On average, Quarterly Backlog = 2.3x Quarterly Revenue (Data Processing + New Venture)
$ Millions
140
120
100
80
60
40
20
0
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Revenues
Backlog

Solutions – Revenue vs Backlog Quarterly Trends 16 Solutions historically has a 1 – 2 quarter delay from backlog to revenue.

Strong Investments into 2012
200
175
150
125
100
75
50
25
0
$ Millions
FY'06
FY'07
FY'08
FY'09
FY'10
FY'11
Average
New Venture Revenue
Data Library Revenue
MCDL Investment

ION Data Library Investment Relative to Revenue Average Per Year 17 FY’06 - FY’11 MCDL Revenue vs MCDL Investment

Actual Q4 2011
investment
> 2x average Q4
$ Millions
55
50
45
40
35
30
25
20
15
10
5
0
AVG Q1
AVG Q2
AVG Q3
AVG Q4
Average
New Venture Revenue
Data Library Revenue
MCDL Investment

ION Data Library Investment Relative to Revenue Average Per Quarter (’06 – ’11) 18 Multi-Client Data Library Revenue vs. Average Investment

Software Segment Financial Overview Revenue by Type (GBP) Services Software Systems % of Seismic Vessels with Orca Orca Vessel Conversion 51 vessels 2011 Orca-Permanent Other 44 vessels 2010 19

Financial Overview
Adjustments in Q4
Results for 2011 include three special pre-tax items incurred in the fourth quarter:
• The first item is a $7.7 million charge representing ION’s 49% share of a write-down of excess inventory by INOVA Geophysical;
• The next item is a $2.9 million restructuring related our Sensor geophone business;
and
• The last item is a $1.3 million impairment on an investment.
Total Q4 adjustments of approximately $0.07 per diluted share

EPS Reported $0.08                     EPS Adjusted $0.15

$ Millions
600
500
400
300
200
100
0

$ Millions
600
500
400
300
200
100
0

Financial Overview
Balance Sheet as of December 31, 2011
Capital Employed
Financing
Cash & ST Investments
Net Fixed Assets Multi-Client Data Library
Goodwill & Equity in INOVA
Equity
LT Debt
Net Debt of $35M*
* Net Debt = Total Debt ($99M LT & $6M ST) less Cash & ST Investments
$99M
$176M
$70M
Remaining Working Capital

Financial Overview
Liquidity & LT Debt as of December 31, 2011
Liquidity of $170M LT Debt of $99M
Cash & ST Investments Undrawn Revolver
Term Loan
Facility & Equipment Leases
6%
Revolver and Term A both mature in March 2015

Financial Overview
Cash Flow
Year Ended
December 31,
SUMMARIZED CASH FLOW
2011 2010
Cash from operations 135,307 181,490
Working capital (5,506) (48,050)
Multi-client investment (143,782) (64,426)
PP&E Capital Expenditures (11,060) (7,372)
Free Cash Flow* (25,041) 61,642
• Cash from operations was impacted by $14 million higher tax payments in 2011 and $24.5 million of cash received from a legal settlement in 2010.
• 2011 multi-client investment up $79 million over 2010.
*Non-GAAP Measure

INOVA

180
160
140
120
100
80
60
40
20
-
$ Millions
Up 39%
2010
2011

INOVA Geophysical
Q4 2011 Financial Overview*
FY10 vs FY11 Forecasted Revenues
• Estimated Q4 revenues of $58 to $62 million with
operating income of $5 to $8 million.
• Revenue 39% ahead of the same period last year.
• Inventory further reduced in Q4 to lowest level in a
year.
• Credit line capacity of $27 million in place to support
2012 growth.

*   ION to share in 49% of these estimated results. These estimates are unaudited.

INOVA Geophysical
General Market Observations/Operational Highlights
• High vibrator sales  in Q4 (70 units), including Saudi deliveries for BGP and the first 6 units built in China.
• Strong ARIES
®
sales in Q4 totaling $13 million.
• Continued BGP purchases totaling $19 million for Q4.
• 2 FireFly
®
rental projects ongoing in the Marcellus: one with ION’s GeoVentures™
group.
• 1,000 Km² FireFly project in Mexico also progressing with good production rates.
• Field testing of new products in process to support 2012 sales opportunities.

Solid Momentum Heading into 2012

Expect the following assumptions for 2012:
• All business units to see year-over-year growth in 2012.
• ¼ or more of annual earnings in the front half of the year.
• Data processing business to benefit by largest backlog and grow at normal historical rates.
• Annual data library investment to remain in the range of
$130 to $150 million.
• Marine to sell at least two large ticket systems (either
towed streamer or OBC).
• Continued progress at INOVA, resulting in break even full-
year results for 2012.
• Operating expenses to remain flat as a percentage of
revenue.
• Interest expense to be in the range of $4 to $7 million.
• Effective tax rate to range from 22% to 25%.

27